Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Solar Thin Films, Inc. (the “Company”) on Form 10-Q for the quarter  ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Lewis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section  1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. section  1350 and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Date: May 15, 2008	By:	/s/ Peter Lewis
Peter Lewis Chief Executive Officer

Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Solar Thin Films, Inc. (the “Company”) on Form 10-Q for the quarter  ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Rubin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section  1350 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. section  1350 and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Date: May 15, 2008	By:	/s/ Robert Rubin
Robert Rubin Chief Financial Officer